                                                                    EXHIBIT 99.2


SOUTHTRUST CORPORATION
CONSOLIDATED CONDENSED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

                                                     JUN 30,           Dec 31,            Jun 30,
                                                      2003              2002               2002
                                                ---------------    ---------------    ---------------
ASSETS
------
  Cash and due from banks                       $     1,185,445    $     1,005,327    $       869,635
  Short-term investments:
    Federal funds sold and securities
     purchased under resale agreements                  108,296              6,638            256,959
    Interest-bearing deposits in other banks              6,355              4,574              4,307
    Trading securities                                  148,198             56,356            107,132
    Loans held for sale                               1,267,092          1,134,013            477,976
                                                ---------------    ---------------    ---------------
  Total short-term investments                        1,529,941          1,201,581            846,374
  Available-for-sale securities                      11,216,942         10,644,634         10,216,236
  Held-to-maturity securities                           271,291            368,791            436,775
  Loans                                              34,530,291         34,483,228         33,423,017
  Less:
    Unearned income                                     233,183            245,649            242,279
    Allowance for loan losses                           501,068            498,501            488,340
                                                ---------------    ---------------    ---------------

  Net loans                                          33,796,040         33,739,078         32,692,398
  Premises and equipment, net                           922,921            918,962            899,522
  Due from customers on acceptances                           0                  0             12,500
  Goodwill and core deposit intangibles                 805,944            797,857            799,882
  Bank owned life insurance                           1,005,347            984,766            959,647
  Other assets                                          974,354            909,860            696,836
                                                ---------------    ---------------    ---------------
  Total assets                                  $    51,708,225    $    50,570,856    $    48,429,805
                                                ===============    ===============    ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
  Deposits:
    Interest-bearing                            $    28,978,343    $    28,292,911    $    27,244,732
    Other                                             5,390,392          4,652,495          4,342,125
                                                ---------------    ---------------    ---------------
  Total deposits                                     34,368,735         32,945,406         31,586,857
  Federal funds purchased and securities
    sold under agreements to repurchase               5,105,064          4,756,286          4,934,226
  Other short-term borrowings                           287,090            509,658            256,375
  Bank acceptances outstanding                                0                  0             12,500
  Federal Home Loan Bank advances                     3,670,881          4,470,944          4,271,005
  Long-term debt                                      2,533,741          2,181,894          2,144,305
  Other liabilities                                   1,245,835          1,079,087            901,923
                                                ---------------    ---------------    ---------------
  Total liabilities                                  47,211,346         45,943,275         44,107,191
  Stockholders' equity:
    Common stock, par value $2.50 a share (1)           891,848            889,450            889,017
    Capital surplus                                     616,243            604,034            602,689
    Retained earnings                                 3,181,598          2,979,822          2,766,624
    Accumulated other comprehensive income              263,107            334,928            244,544
    Treasury stock, at cost (2)                        (455,917)          (180,653)          (180,260)
                                                ---------------    ---------------    ---------------
  Total stockholders' equity                          4,496,879          4,627,581          4,322,614
                                                ---------------    ---------------    ---------------
  Total liabilities and stockholders' equity    $    51,708,225    $    50,570,856    $    48,429,805
                                                ===============    ===============    ===============

(1) Common shares authorized                      1,000,000,000      1,000,000,000      1,000,000,000
    Common shares issued                            356,739,011        355,779,957        355,606,785
(2) Treasury shares of common stock                  19,209,455          8,855,791          8,840,529

SOUTHTRUST CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)


                                                              Three Months Ended                              Six Months Ended
                                   -------------------------------------------------------------------   -------------------------
                                             2003                               2002                        JUN 30       Jun 30
                                   -------------------------    --------------------------------------   -------------------------
                                      JUN 30        Mar 31         Dec 31      Sept 30        Jun 30         2003         2002
                                   -----------   -----------    -----------  -----------   -----------   -----------   -----------
Interest income
  Loans, including fees            $   437,425   $   445,189    $   470,874  $   487,019   $   490,834   $   882,614   $   995,538
  Available-for-sale securities        148,502       148,966        154,304      160,336       164,281       297,468       322,698
  Held-to-maturity securities            5,084         5,994          6,838        7,644         8,226        11,078        17,363
  Short-term investments                15,109        14,446         14,926        9,740         8,446        29,555        18,131
                                   -----------   -----------    -----------  -----------   -----------   -----------   -----------

Total interest income                  606,120       614,595        646,942      664,739       671,787     1,220,715     1,353,730
                                   -----------   -----------    -----------  -----------   -----------   -----------   -----------

Interest expense
  Deposits                             116,901       121,701        132,220      142,962       153,824       238,602       321,075
  Short-term borrowings                 15,470        16,953         21,476       25,059        23,727        32,423        52,019
  FHLB advances                         40,502        45,301         49,058       50,392        50,814        85,803       103,182
  Long-term debt                        16,491        15,422         16,575       17,310        15,475        31,913        28,999
                                   -----------   -----------    -----------  -----------   -----------   -----------   -----------

Total interest expense                 189,364       199,377        219,329      235,723       243,840       388,741       505,275
                                   -----------   -----------    -----------  -----------   -----------   -----------   -----------

Net interest income                    416,756       415,218        427,613      429,016       427,947       831,974       848,455
  Provision for loan losses             30,300        29,400         34,000       36,354        28,728        59,700        56,378
                                   -----------   -----------    -----------  -----------   -----------   -----------   -----------
Net interest income after
  provision for loan losses            386,456       385,818        393,613      392,662       399,219       772,274       792,077

Non-interest income
  Service charges on deposit
   accounts                             72,096        70,788         74,831       72,057        68,457       142,884       130,823
  Mortgage banking operations           26,655        19,378         23,114       17,201        13,795        46,033        26,386
  Bank card fees                        12,749        10,404         11,166       10,942        11,383        23,153        22,020
  Debit card fees                       11,305        10,463         10,538        9,870         9,814        21,768        18,284
  Trust fees                             8,630         7,423          8,757        8,501         8,950        16,053        16,921
  Investment fees                       18,878        16,151         15,094       15,822        15,075        35,029        28,548
  Other fees                            10,516        11,324         11,876        9,592         8,885        21,840        19,567
  Securities gains (losses)             (1,379)       (1,096)            58         (813)        1,175        (2,475)        3,356
  Other                                 36,230        32,350         25,443       23,230        22,414        68,580        47,812
                                   -----------   -----------    -----------  -----------   -----------   -----------   -----------

Total non-interest income              195,680       177,185        180,877      166,402       159,948       372,865       313,717
                                   -----------   -----------    -----------  -----------   -----------   -----------   -----------

Non-interest expense
  Salaries and employee
    benefits                           199,324       194,414        190,684      186,379       183,430       393,738       365,548
  Net occupancy                         26,730        25,986         28,883       27,018        28,058        52,716        54,666
  Equipment                             16,268        15,935         18,155       17,131        16,746        32,203        33,244
  Intangible amortization                3,389         3,388          3,422        3,671         3,535         6,777         7,148
  Other                                 78,648        72,258         86,574       81,767        89,076       150,906       172,561
                                   -----------   -----------    -----------  -----------   -----------   -----------   -----------

Total non-interest expense             324,359       311,981        327,718      315,966       320,845       636,340       633,167
                                   -----------   -----------    -----------  -----------   -----------   -----------   -----------

Income before income taxes             257,777       251,022        246,772      243,098       238,322       508,799       472,627
Income tax expense                      82,997        79,677         79,856       78,852        77,383       162,674       153,918
                                   -----------   -----------    -----------  -----------   -----------   -----------   -----------

Net income                         $   174,780   $   171,345    $   166,916  $   164,246   $   160,939   $   346,125   $   318,709
                                   ===========   ===========    ===========  ===========   ===========   ===========   ===========

Average shares outstanding -
  basic (in thousands)                 340,220       345,514        346,871      346,802       346,741       342,853       346,624
Average shares outstanding -
  diluted (in thousands)               343,578       350,494        350,868      351,008       351,464       347,017       350,937
Net income per share - basic       $      0.51   $      0.50    $      0.48  $      0.47   $      0.46   $      1.01   $      0.92
Net income per share - diluted            0.51          0.49           0.48         0.47          0.46          1.00          0.91
Dividends declared per share              0.21          0.21           0.17         0.17          0.17          0.42          0.34

SOUTHTRUST CORPORATION
AVERAGE BALANCES, INTEREST INCOME AND EXPENSE AND AVERAGE YIELDS EARNED AND RATES PAID
(Dollars in millions; yields on taxable equivalent basis)



                                                    -------------------------------------------------------------------
                                                             JUNE 30, 2003                       March 31, 2003
                                                    ------------------------------   ----------------------------------
                                                                             (2)                                  (2)
                                                    AVERAGE                 YIELD/   Average                     Yield/
                                                    BALANCE     INTEREST     RATE    Balance        Interest      Rate
                                                    ------------------------------   ----------------------------------
ASSETS
  Loans, net of unearned income                     $34,405.1    $437.8      5.10%   $34,395.7       $445.6       5.25%
  Available-for-sale securities (1):
    Taxable                                          10,771.8     144.8      5.57     10,228.3        144.6       5.96
    Non-taxable                                         383.4       6.1      6.89        376.3          6.6       7.50
  Held-to-maturity securities:
    Taxable                                             255.6       4.9      7.65        299.6          5.3       7.23
    Non-taxable                                          30.9       0.4      5.55         38.7          0.9       9.29
  Short-term investments                              1,269.2      15.1      4.77      1,018.1         14.5       5.75
                                                    ------------------------------   ----------------------------------
    Total interest-earning assets (1)                47,116.0    $609.1      5.23     46,356.7       $617.5       5.45
  Allowance for loan losses                            (502.6)                          (501.0)
  Other assets                                        4,728.7                          4,638.2
                                                    ------------------------------   ----------------------------------
    Total assets                                    $51,342.1                        $50,493.9
                                                    ==============================   ==================================

LIABILITIES AND STOCKHOLDERS' EQUITY
  Savings deposits                                  $ 2,333.9    $  4.1      0.70%   $ 2,300.4         $4.2       0.74%
  Interest-bearing demand deposits                    4,486.2       8.5      0.76      4,543.2          9.6       0.86
  Time deposits                                      22,299.1     104.3      1.88     21,353.8        107.9       2.05
  Short-term borrowings                               5,212.0      15.5      1.19      5,571.1         17.0       1.23
  Federal Home Loan Bank advances                     4,089.0      40.5      3.97      4,373.7         45.3       4.20
  Long-term debt                                      2,470.6      16.5      2.68      2,251.8         15.4       2.78
                                                    ------------------------------   ----------------------------------
    Total interest-bearing liabilities               40,890.8     189.4      1.86     40,394.0        199.4       2.00
  Non-interest bearing demand deposits                4,761.0                          4,392.3
  Other liabilities                                   1,177.3                          1,120.0
  Total liabilities                                  46,829.1                         45,906.3
  Stockholders' Equity                                4,513.0                          4,587.6
                                                    ------------------------------   ----------------------------------
    Total liabilities and stockholders' equity      $51,342.1                        $50,493.9
                                                    ==============================   ==================================

Net interest income                                              $419.7                              $418.1
                                                    ==============================   ==================================

Net interest margin (1)                                                      3.60%                                3.69%
                                                    ==============================   ==================================
Net interest spread (1)                                                      3.37%                                3.45%
                                                    ==============================   ==================================

                                                           Quarters Ended
                                              ---------------------------------------------------------------------
                                                       December 31, 2002                  September 30, 2002
                                              ---------------------------------   ---------------------------------
                                                                           (2)                                 (2)
                                               Average                    Yield   Average                    Yield/
                                               Balance       Interest      Rate   Balance        Interest     Rate
                                              ---------------------------------   ---------------------------------
ASSETS
  Loans, net of unearned income               $33,890.6       $471.5       5.52%  $33,314.6       $487.5      5.81%
  Available-for-sale securities (1):
    Taxable                                     9,995.4        150.3       6.20    10,007.1        156.8      6.46
    Non-taxable                                   374.7          6.1       6.89       370.4          5.7      6.39
  Held-to-maturity securities:
    Taxable                                       342.7          6.1       7.08       375.2          6.9      7.30
    Non-taxable                                    42.0          1.0       9.19        44.9          1.0      8.96
  Short-term investments                        1,097.8         14.9       5.39       667.1          9.7      5.79
                                              ---------------------------------   ---------------------------------

    Total interest-earning assets (1)          45,743.2       $649.9       5.69    44,779.3       $667.6      5.97
  Allowance for loan losses                      (498.1)                             (490.4)
  Other assets                                  4,556.3                             4,349.9
                                              ---------------------------------   ---------------------------------

    Total assets                              $49,801.4                           $48,638.8
                                              =================================   =================================

LIABILITIES AND STOCKHOLDERS' EQUITY
  Savings deposits                            $ 2,337.1       $  5.5       0.94%  $ 2,332.2         $7.3      1.24%
  Interest-bearing demand deposits              4,421.3         10.6       0.95     4,012.6         10.5      1.04
  Time deposits                                20,515.9        116.1       2.24    20,390.9        125.2      2.44
  Short-term borrowings                         5,852.3         21.5       1.46     5,701.3         25.0      1.74
  Federal Home Loan Bank advances               4,470.9         49.0       4.35     4,447.1         50.4      4.50
  Long-term debt                                2,185.1         16.6       3.01     2,164.8         17.3      3.17
                                              ---------------------------------   ---------------------------------

    Total interest-bearing liabilities         39,782.6        219.3       2.19    39,048.9        235.7      2.39
  Non-interest bearing demand deposits          4,353.2                             4,201.6
  Other liabilities                             1,106.3                               959.8
  Total liabilities                            45,242.1                            44,210.3
  Stockholders' Equity                          4,559.3                             4,428.5
                                              ---------------------------------   ---------------------------------
    Total liabilities and stockholders'
     equity                                   $49,801.4                           $48,638.8
                                              =================================   =================================

Net interest income                                           $430.6                              $431.9
                                              =================================   =================================

Net interest margin (1)                                                    3.77%                              3.86%
                                              =================================   =================================
Net interest spread (1)                                                    3.50%                              3.58%
                                              =================================   =================================
                                                      -----------------------------------
                                                              June 30, 2002
                                                      -----------------------------------
                                                                                  (2)
                                                      Average                     Yield/
                                                      Balance        Interest      Rate
                                                      -----------------------------------
ASSETS
  Loans, net of unearned income                       $32,967.1       $491.3       5.98%
  Available-for-sale securities (1):
    Taxable                                             9,973.3        160.8       6.59
    Non-taxable                                           357.3          6.1       6.94
  Held-to-maturity securities:
    Taxable                                               416.4          7.4       7.14
    Non-taxable                                            48.6          1.1       9.11
  Short-term investments                                  611.2          8.4       5.54
                                                      -----------------------------------
    Total interest-earning assets (1)                  44,373.9       $675.1       6.13
  Allowance for loan losses                              (487.4)
  Other assets                                          4,200.3
                                                      -----------------------------------
    Total assets                                      $48,086.8
                                                      ===================================

LIABILITIES AND STOCKHOLDERS' EQUITY
  Savings deposits                                     $2,356.1         $7.5       1.29%
  Interest-bearing demand deposits                      4,014.4          9.3       0.93
  Time deposits                                        21,139.1        137.0       2.60
  Short-term borrowings                                 5,420.1         23.7       1.76
  Federal Home Loan Bank advances                       4,261.1         50.8       4.78
  Long-term debt                                        1,724.3         15.5       3.60
                                                      -----------------------------------
    Total interest-bearing liabilities                 38,915.1        243.8       2.51
  Non-interest bearing demand deposits                  4,180.8
  Other liabilities                                       831.8
  Total liabilities                                    43,927.7
  Stockholders' Equity                                  4,159.1
                                                      -----------------------------------
    Total liabilities and stockholders'
      equity                                          $48,086.8
                                                      ===================================

Net interest income                                                   $431.3
                                                      ===================================

Net interest margin (1)                                                            3.92%
                                                      ===================================
Net interest spread (1)                                                            3.62%
                                                      ===================================

(1) Yields were calculated using the average amortized cost of the underlying assets.

(2)      All yields and rates are presented on an annualized basis.

SOUTHTRUST CORPORATION
Loan Portfolio
(Dollars in millions)                                                            Quarters Ended
                                              -------------------------------------------------------------------------------
                                                         2003                                       2002
                                              ----------------------------     ----------------------------------------------
                                                 JUN 30           Mar 31          Dec 31           Sept 30           Jun 30
                                              -----------      -----------      -----------      -----------      -----------
Commercial, financial and agricultural        $  12,636.8      $  12,664.3      $  12,592.7      $  12,357.3      $  12,112.2
Real estate construction                          5,353.7          5,355.6          5,215.4          4,929.2          4,870.0
Commercial real estate mortgage                   7,253.8          7,345.5          7,303.4          7,212.3          7,113.6
Residential real estate mortgage                  6,178.6          6,160.5          6,123.1          6,021.7          5,918.8
Loans to individuals                              1,724.2          1,775.8          1,869.5          1,935.0          2,012.5
Lease financing:
   Commercial leases                                654.6            661.9            681.0            661.1            626.6
   Auto leases                                      728.6            714.0            698.1            722.7            769.3
                                              -----------      -----------      -----------      -----------      -----------
                                                 34,530.3         34,677.6         34,483.2         33,839.3         33,423.0
Unearned income                                    (233.2)          (237.2)          (245.6)          (239.3)          (242.3)
                                              -----------      -----------      -----------      -----------      -----------
   Loans, net of unearned income                 34,297.1         34,440.4         34,237.6         33,600.0         33,180.7
Allowance for loan losses                          (501.1)          (499.5)          (498.5)          (497.6)          (488.3)
                                              -----------      -----------      -----------      -----------      -----------
   Net loans                                  $  33,796.0      $  33,940.9      $  33,739.1      $  33,102.4      $  32,692.4
                                              ===========      ===========      ===========      ===========      ===========

PERCENT MIX OF LOANS
  Commercial, financial and agricultural             36.6%            36.5%            36.5%            36.5%            36.2%
  Real estate construction                           15.5             15.4             15.1             14.6             14.6
  Commercial real estate mortgage                    21.0             21.2             21.2             21.3             21.3
  Residential real estate mortgage                   17.9             17.8             17.8             17.8             17.7
  Loans to individuals                                5.0              5.1              5.4              5.7              6.0
      Lease financing:
        Commercial leases                             1.9              1.9              2.0              2.0              1.9
        Auto leases                                   2.1              2.1              2.0              2.1              2.3
                                                -----------------------------------------------------------------------------
  Total                                             100.0%           100.0%           100.0%           100.0%           100.0%



ALLOWANCE FOR LOAN LOSSES
(Dollars in thousands)                                                         Quarters Ended
                                                 -----------------------------------------------------------------------------
                                                            2003                                             2002
                                                 --------------------------        -------------------------------------------
                                                  JUN 30           Mar 31           Dec 31           Sept 30          Jun 30
                                                 ---------        ---------        ---------        ---------        ---------
Balance beginning of quarter                     $ 499,452        $ 498,501        $ 497,624        $ 488,340        $ 485,389
Total charge-offs                                   33,988           33,662           37,610           29,748           29,681
Total recoveries                                     3,764            5,213            4,487            2,678            3,883
                                                 ---------        ---------        ---------        ---------        ---------

   Net loans charged-off                            30,224           28,449           33,123           27,070           25,798
Additions to allowance charged to expense           30,300           29,400           34,000           36,354           28,728
Subsidiaries' allowance at date of purchase          1,540                0                0                0               21
                                                 ---------        ---------        ---------        ---------        ---------
Balance at end of quarter                        $ 501,068        $ 499,452        $ 498,501        $ 497,624        $ 488,340
                                                 =========        =========        =========        =========        =========

Ratios:
 Allowance to net loans outstanding                   1.46%            1.45%            1.46%            1.48%            1.47%
 Net loans charged-off to net average loans           0.35             0.34             0.39             0.32             0.31
 Provision for loan losses to net charge-offs       100.25           103.34           102.65           134.30           111.36
 Provision for loan losses to net average loans       0.35             0.35             0.40             0.43             0.35

SOUTHTRUST CORPORATION
NON-PERFORMING ASSETS
(Dollars in millions)                                                      Quarters Ended
                                              -------------------------------------------------------------------------------
                                                         2003                                       2002
                                              ----------------------------      ---------------------------------------------
                                                JUN 30           Mar 31            Dec 31          Sept 30           Jun 30
                                              -----------      -----------      -----------      -----------      -----------
Non-accrual loans                             $     194.2      $     189.2      $     175.5      $     176.6      $     194.2
Restructured loans                                    0.0              0.0              0.0              0.0              0.0
                                              -----------      -----------      -----------      -----------      -----------
   Total non-performing loans                       194.2            189.2            175.5            176.6            194.2
Other real estate owned                              45.6             51.4             55.1             65.5             59.5
Other repossessed assets                              1.4              5.5              6.6              9.2             14.6
                                              -----------      -----------      -----------      -----------      -----------
   Total non-performing assets                      241.2            246.1            237.2            251.3            268.3
Accruing loans past due 90 days or more              82.1             84.2             72.6             76.3             73.0
                                              -----------      -----------      -----------      -----------      -----------
   Total non-performing assets and accruing
     loans 90 days or more past due           $     323.3      $     330.3      $     309.8      $     327.6      $     341.3
                                              ===========      ===========      ===========      ===========      ===========

Ratios:
  Non-performing loans to total loans                 0.57%            0.55%            0.51%            0.53%            0.59%
  Non-performing assets to total loans
    plus other non-performing assets                  0.70             0.71             0.69             0.75             0.81
  Non-performing assets and accruing loans
    90 days or more past due to total loans
    plus other non-performing assets                  0.94             0.96             0.90             0.97             1.03
  Allowance to non-performing loans                 257.98           264.05           284.06           281.75           251.41


STOCKHOLDERS' EQUITY AND REGULATORY CAPITAL
(Dollars in thousands)
                                                                              Quarters Ended
                                                ------------------------------------------------------------------------------
                                                            2003                                           2002
                                                ---------------------------       --------------------------------------------
                                                  JUN 30           Mar 31           Dec 31           Sept 30          Jun 30
                                                ----------       ----------       ----------       ----------       ----------
Beginning stockholders' equity                  $4,523,066       $4,627,581       $4,534,272       $4,322,614       $4,040,747
  Net income                                       174,780          171,345          166,916          164,246          160,939
  Dividends declared                               (71,495)         (72,854)         (58,971)         (58,993)         (58,940)
  Common stock issued                                2,816           11,790              992              786              749
  Common stock repurchased                        (124,967)        (150,296)             (15)            (379)             (74)
  Other comprehensive income                        (7,321)         (64,500)         (15,613)         105,998          179,193
                                                ----------       ----------       ----------       ----------       ----------
Ending stockholders' equity                     $4,496,879       $4,523,066       $4,627,581       $4,534,272       $4,322,614
                                                ==========       ==========       ==========       ==========       ==========


Accumulated other comprehensive income           $ 263,107        $ 270,428        $ 334,928        $ 350,541        $ 244,543

Book value per share                                 13.32            13.23            13.34            13.07            12.47

Tier 1 Capital ratio *                                7.95%            8.12%            8.15%            8.13%            8.10%

Supplemental elements *                               3.18             3.32             2.94             3.03             3.09

Total risk based capital ratio *                     11.13            11.44            11.09            11.16            11.19

Leverage ratio                                        6.81             6.96             7.13             7.07             6.94

Total equity as a percentage of total assets          8.70             8.81             9.15             9.11             8.93

* Note- Current quarter capital ratios are estimates